OTHER EXPENSES	9 Months Ended
Sep. 30, 2016
Restructuring And Impairment [Abstract]
Restructuring And Impairment
NOTE 13 – Impairments, restructuring and others:
Impairments, restructuring and others consisted of the following:

	Three months ended		Nine months ended
	September 30,		September 30,
	2016	2015	2016	2015

	U.S. $ in millions

Impairments of long-lived assets	$29	$187	$614	$334
Acquisition expenses	43	61	101	194
Integration expenses	42	-	83	-
Restructuring expenses	115	70	154	121
Contingent consideration	34	67	85	329
Others (1)	(673)	(1)	(616)	(10)

Total	$(410)	$384	$421	$968

(1) As described in note 3 above, during the three months ended September 30, 2016, Teva recorded a gain of $693 million relating to divestitures of products associated with the acquisition of Actavis Generics.

During the nine months ended September 30, 2016, Teva recorded a $258 million impairment of the full carrying value of Teva's in-process R&D asset Revascor® (mesenchymal precursor cells), following a decision to exercise a contractual right to terminate Teva's involvement with Mesoblast Ltd. in the ongoing phase 3 trial of Revascor® (mesenchymal precursor cell). In addition, Teva recorded a $248 million impairment of the full carrying value of Zecuity®, partially offset by a reversal of $122 million in related contingent consideration, following a decision to voluntarily suspend sales, marketing and distribution of Zecuity®. Teva also recorded an increase of $184 million in contingent consideration related to BendekaTM, due to a change in projected royalties related to the future sales outlook as well as a change in probability assessment for certain milestone payments.

Following a U.S. Food and Drug Administration ("FDA") inspection earlier this year, Teva voluntarily discontinued all manufacturing activities at its facility in Godollo, Hungary in order to assess and remediate quality concerns. In June 2016, the FDA issued a U.S. import alert for all products from this facility, which can only be lifted after the FDA confirms regulatory compliance. On October 14, 2016, Teva received a warning letter from the FDA, which cites deficiencies in manufacturing operations, laboratory controls and data integrity. While Teva expects to incur remediation expenses at this site, and recognizes uncertainty regarding the timing of regaining FDA clearance, an impairment is not considered necessary at this time. If it is determined that clearance will not be obtained within an expected timeframe, Teva may conclude that an impairment is necessary in the future. Property, plant and equipment balances for this site as of September 30, 2016 amounted to approximately $171 million.